Print Form

REAL ESTATE BOARD OF GREATER VANCOUVER

The Canadian Bar Association British Columbia

# CONTRACT OF PURCHASE AND SALE

PREPARED BY: Sutton Group - Priority Realty (AGENCY - PLEASE PRINT) DATE: February 21, 2005

ADDRESS: 7348 Kingsway Burnaby, BC PC: V3N 4P2 PHONE: 604-522-3800

PER: E. [Ted] Tweedie MLS® No.: V519912

| | |
|---|---|
| SELLER: D&D ZEMENCHIK | BUYER: 0716590 B.C. Ltd. |
| SELLER: | BUYER: |
| ADDRESS: 1880 COLEMAN AV | ADDRESS: c/o 1963 Lougheed Hwy. |
| | Coquitlam, B.C. |
| Coquitlam PC: V3K 1B4 | PC: |
| PHONE: | PHONE: |
| RESIDENT OF CANADA ☒ NON-RESIDENT OF CANADA ☐ as defined under the *Income Tax Act*. | OCCUPATION: |

PROPERTY: Address: 1880 COLEMAN AV Municipality: Coquitlam PC: V3K 1B4

Legal Description: PL 33944 LT 86 LD 36 District Lot 62 & 63.

(Property) PID #: 006-978-657

The Buyer agrees to purchase the Property from the Seller on the following terms and subject to the following conditions:

1. PURCHASE PRICE: The purchase price of the Property will be

   Two Hundred and Ninety-Five Thousand

   DOLLARS $295,000.00 (Purchase Price)

2. DEPOSIT: A deposit of $ 15,000.00 which will form part of the Purchase Price, will be paid on the following terms:

   Deposit to be taken within 24hrs. of subject removal.
   Subject to Sellers Accountants approval by March 2, 5 p.m.

   All monies paid pursuant to this section (Deposit) will be delivered in trust to Sutton Priority Realty and held in trust in accordance with the provisions of the *Real Estate Act*. In the event the Buyer fails to pay the Deposit as required by this Contract, the Seller may, at the Seller's option, terminate this Contract. The party who receives the Deposit is authorized to pay all or any portion of the Deposit to the Buyer's or Seller's conveyancer (the "Conveyancer") without further written direction of the Buyer or Seller, provided that: (a) the Conveyancer is a Lawyer or Notary; (b) such money is to be held in trust by the Conveyancer as stakeholder pursuant to the provisions of the *Real Estate Act* pending the completion of the transaction and not on behalf of any of the principals to the transaction; and (c) if the sale does not complete, the money should be returned to such party as stakeholder or paid into Court.

3. TERMS AND CONDITIONS: The purchase and sale of the Property includes the following terms and is subject to the following conditions:

   Property Condition Disclosure Statement dated Jan 18 2005 is hereby incorporated into and forms part of this contract.

   See Attached addendum.

   Each condition, if so indicated, is for the sole benefit of the party indicated. Unless each condition is waived or declared fulfilled by written notice given by the benefiting party to the other party on or before the date specified for each condition, this Contract will be terminated thereupon and the Deposit returnable in accordance with the *Real Estate Act*.

4. COMPLETION: The sale will be completed on May 4, yr. 2005 (Completion Date) at the appropriate Land Title Office.

5. POSSESSION: The Buyer will have vacant possession of the Property at 12 noon on May 5, yr. 2005 (Possession Date) OR, subject to the following existing tenancies, if any: none

INITIALS

Print Form

6. ADJUSTMENTS: The Buyer will assume and pay all taxes, rates, local improvement assessments, fuel, utilities and other charges from, and including, the date set for adjustments, and all adjustments both incoming and outgoing of whatsoever nature will be made as of May 5, yr. 2005 (Adjustment Date)

7. INCLUDED ITEMS: The Purchase Price includes any buildings, improvements, fixtures, appurtenances and attachments thereto, and all blinds, awnings, screen doors and windows, curtain rods, tracks and valances, fixed mirrors, fixed carpeting, electric, plumbing, heating and air conditioning fixtures and all appurtenances and attachments thereto as viewed by the Buyer at the date of inspection, INCLUDING:
Fridge, range, dishwasher, washer, dryer, all window coverings.

BUT EXCLUDING: ____________________

8. VIEWED: The Property and all included items will be in substantially the same condition at the Possession Date as when viewed by the Buyer on ____________________, yr. __________

9. TITLE: Free and clear of all encumbrances except subsisting conditions, provisos, restrictions, exceptions and reservations, including royalties, contained in the original grant or contained in any other grant or disposition from the Crown, registered or pending restrictive covenants and rights-of-way in favour of utilities and public authorities, existing tenancies set out in Clause 5, if any, and except as otherwise set out herein.

10. TENDER: Tender or payment of monies by the Buyer to the Seller will be by certified cheque, bank draft, cash or Lawyer's/Notary's trust cheque.

11. DOCUMENTS: All documents required to give effect to this Contract will be delivered in registrable form where necessary and will be lodged for registration in the appropriate Land Title Office by 4:00 pm on the Completion Date.

12. TIME: Time will be of the essence hereof, and unless the balance of the cash payment is paid and such formal agreement to pay the balance as may be necessary is entered into on or before the Completion Date, the Seller may, at the Seller's option, terminate this Contract, and, in such event, the amount paid by the Buyer will be absolutely forfeited to the Seller in accordance with the *Real Estate Act*, on account of damages, without prejudice to the Seller's other remedies.

13. BUYER FINANCING: If the Buyer is relying upon a new mortgage to finance the Purchase Price, the Buyer, while still required to pay the Purchase Price on the Completion Date, may wait to pay the Purchase Price to the Seller until after the transfer and new mortgage documents have been lodged for registration in the appropriate Land Title Office, but only if, before such lodging, the Buyer has: (a) made available for tender to the Seller that portion of the Purchase Price not secured by the new mortgage, and (b) fulfilled all the new mortgagee's conditions for funding except lodging the mortgage for registration, and (c) made available to the Seller, a Lawyer's or Notary's undertaking to pay the Purchase Price upon the lodging of the transfer and new mortgage documents and the advance by the mortgagee of the mortgage proceeds pursuant to the Canadian Bar Association (BC Branch) (Real Property Section) standard undertakings (the "CBA Standard Undertakings").

14. CLEARING TITLE: If the Seller has existing financial charges to be cleared from title, the Seller, while still required to clear such charges, may wait to pay and discharge existing financial charges until immediately after receipt of the Purchase Price, but in this event, the Seller agrees that payment of the Purchase Price shall be made by the Buyer's Lawyer or Notary to the Seller's Lawyer or Notary, on the CBA Standard Undertakings to pay out and discharge the financial charges, and remit the balance, if any, to the Seller.

15. COSTS: The Buyer will bear all costs of the conveyance and, if applicable, any costs related to arranging a mortgage and the Seller will bear all costs of clearing title.

16. RISK: All buildings on the Property and all other items included in the purchase and sale will be, and remain, at the risk of the Seller until 12:01 a.m. on the Completion Date. After that time, the Property and all included items will be at the risk of the Buyer.

17. PLURAL: In this Contract, any reference to a party includes that party's heirs, executors, administrators, successors and assigns; singular includes plural and masculine includes feminine.

18. REPRESENTATIONS AND WARRANTIES: There are no representations, warranties, guarantees, promises or agreements other than those set out in this Contract and the representations contained in the Property Disclosure Statement if incorporated into and forming part of this Contract, all of which will survive the completion of the sale.

| | | | |
|---|---|---|---|
| | | | |

INITIALS

Print Form

19. AGENCY DISCLOSURE: The Seller and the Buyer acknowledge having received, read and understood the brochure published by the British Columbia Real Estate Association entitled *Working With a Real Estate Agent* and acknowledge and confirm as follows:

N Y

[•] [ ] A. the Seller has an Agency relationship with Remax Sabre Realty Group (AGENT) and Raymond Harris (SALESPERSON)

[ ] [•] B. the Buyer has an Agency relationship with Sutton Group - Priority Realty (AGENT) and E. [Ted] Tweedie (SALESPERSON)

[ ] [ ] C. the Buyer and the Seller have consented to a limited dual agency relationship with

_______________ (AGENT) and _______________ (SALESPERSON) _______________ (SALESPERSON)

having signed a Limited Dual Agency Agreement dated_______________

If only (A) has been completed, the Buyer is acknowledging no agency relationship. If only (B) has been completed, the Seller is acknowledging no agency relationship.

20. PERSONAL INFORMATION: The Buyer and the Seller hereby consent to the collection, use and disclosure by the Agents and salespersons described in Clause 19, the real estate boards of which those Agents and salespersons are members and, if the Property is listed on a Multiple Listing Service®, the real estate board that operates that Multiple Listing Service®, of personal information about the Buyer and the Seller:

A. for all purposes consistent with the transaction contemplated herein;
B. if the Property is listed on a Multiple Listing Service®, for the purpose of the compilation, retention and publication by the real estate board that operates the Multiple Listing Service® and other real estate boards of any statistics including historical Multiple Listing Service® data for use by persons authorized to use the Multiple Listing Service® of that real estate board and other real estate boards;
C. for enforcing codes of professional conduct and ethics for members of real estate boards; and
D. for the purposes (and to the recipients) described in the brochure published by the British Columbia Real Estate Association entitled *Working With A Real Estate Agent.*

21. ACCEPTANCE IRREVOCABLE (Buyer and Seller): The Seller and the Buyer specifically confirm that this Contract of Purchase and Sale is executed under seal. It is agreed and understood, that the Seller's acceptance is irrevocable until after the date specified for the Buyer to either;
A. fulfill or waive the terms and conditions herein contained; and/or
B. exercise any option(s) herein contained.

22. THIS IS A LEGAL DOCUMENT. READ THIS ENTIRE DOCUMENT AND INFORMATION PAGE BEFORE YOU SIGN.

23. OFFER: This offer, or counter-offer, will be open for acceptance until 11 o'clock _____ p.m. on Feb 25 _______________, yr. 2005 and upon acceptance of the offer, or counter-offer, by accepting in writing and notifying the other party of such acceptance, there will be a binding Contract of Purchase and Sale on the terms and conditions set forth.

| | | |
|---|---|---|
| X (WITNESS) | (BUYER) | SEAL 0716590B.C. Ltd. (PRINT NAME) |
| X (WITNESS) | (BUYER) | SEAL (PRINT NAME) |

24. ACCEPTANCE: The Seller (a) hereby accepts the above offer and agrees to complete the sale upon the terms and conditions set out above, (b) agrees to pay a commission as per the Listing Contract, and (c) authorizes and instructs the Buyer and anyone acting on behalf of the Buyer or Seller to pay the commission out of the cash proceeds of sale and forward copies of the Seller's Statement of Adjustments to the Cooperating/Listing Agent, as requested, forthwith after completion.

Seller's acceptance is dated_______________, yr. _______

| | | |
|---|---|---|
| X (WITNESS) | (SELLER) | SEAL D. Zemenchik (PRINT NAME) |
| X (WITNESS) | (SELLER) | SEAL D. Zemenchik (PRINT NAME) |

Print Form

# CONTRACT OF PURCHASE AND SALE ADDENDUM

REAL ESTATE BOARD OF GREATER VANCOUVER

M.L.S.® NO. V519912 DATE February 21, 2005

RE: ADDRESS: 1880 COLEMAN AV Coquitlam V3K 1B4

LEGAL DESCRIPTION: PL 33944 LT 86 LD 36 District Lot 62 & 63.

PID#: 006-978-657

FURTHER TO THE CONTRACT OF PURCHASE AND SALE DATED February 21 2005

MADE BETWEEN 0716590 B.C. Ltd. AS BUYER, AND

D. & D. Zemenchik AS SELLER AND COVERING

THE ABOVE-MENTIONED PROPERTY, THE UNDERSIGNED HEREBY AGREE AS FOLLOWS:

Subject to: the buyers receiving and approving an inspection report of the subject property on or before March 2, 2005. This subject is for the sole benefit of the buyer. The seller will allow access to the property upon reasonable notice for this purpose.

The sellers agree to remove all garbage, scrap metal and refuse from the property and to clean the interior of the house by 4:00p.m., May 1 2005. Seller further agrees to allow the buyer to inspect the property following the clean-up of the property to ensure it has been completed. Seller will allow access to the property for this purpose.

Seller warrants that, to the best of the seller's knowledge, the property has not been environmentaly contaminated.

| | | | |
|---|---|---|---|
| X (WITNESS) | (BUYER) | SEAL | 0716590 B.C. Ltd. (PRINT NAME) |
| X (WITNESS) | (BUYER) | SEAL | (PRINT NAME) |
| X (WITNESS) | (SELLER) | SEAL | D. Zemenchik (PRINT NAME) |
| X (WITNESS) | (SELLER) | SEAL | D. Zemenchik (PRINT NAME) |

Print Form

# INFORMATION ABOUT THE CONTRACT

THIS INFORMATION IS INCLUDED FOR THE ASSISTANCE OF THE PARTIES ONLY. IT DOES NOT FORM PART OF THE CONTRACT AND SHOULD NOT AFFECT THE PROPER INTERPRETATION OF ANY OF ITS TERMS.

1. CONTRACT: This document, when signed by both parties, is a legally binding contract. READ IT CAREFULLY. The parties should ensure that everything that is agreed to is in writing.
2. DEPOSIT(S): Section 59 of the *Real Estate Act* states that a real estate company holds deposits as a stakeholder. The money is held for the transaction and not on behalf of one of the parties. If a party does not remove a subject clause, the agent requires the signature of both the Buyer and the Seller in order to release the deposit. If both parties do not sign the deposit release, then the parties will have to apply to court for a determination of the deposit issue.
3. COMPLETION: (Clause 4) Unless the parties are prepared to actually meet at the Land Title Office and exchange title documents for the Purchase Price, it is, in every case, advisable for the completion of the sale to take place in the following sequence:
   (a) The Buyer pays the Purchase Price or down payment in trust to the Buyer's Lawyer or Notary (who should advise the Buyer of the exact amount required) several days before the Completion Date, and the Buyer signs the documents.
   (b) The Buyer's Lawyer or Notary prepares the documents and forwards them for signature to the Seller's Lawyer or Notary who returns the documents to the Buyer's Lawyer or Notary.
   (c) The Buyer's Lawyer or Notary then attends to the deposit of the signed title documents (and any mortgages) in the appropriate Land Title Office.
   (d) The Buyer's Lawyer or Notary releases the sale proceeds at the Buyer's Lawyer's or Notary's office.
   Since the Seller is entitled to the Seller's proceeds on the Completion Date, and since the sequence described above takes a day or more, it is strongly recommended that the Buyer deposits the money and the signed documents AT LEAST TWO DAYS before the Completion Date, or at the request of the Conveyancer, and that the Seller delivers the signed transfer documents no later than the morning of the day before the Completion Date.
4. POSSESSION: (Clause 5) The Buyer should make arrangements through the real estate agents for obtaining possession. The Seller will not let the Buyer move in before the Seller has actually received the sale proceeds.
5. TITLE: (Clause 9) It is up to the Buyer to satisfy the Buyer on matters of zoning or building or use restrictions, toxic or environmental hazards, encroachments on or by the Property and any encumbrances which are staying on title before becoming legally bound. It is up to the Seller to specify in the Contract if there are any encumbrances, other than those listed in Clause 9, which are staying on title before becoming legally bound. If you as the Buyer are taking out a mortgage, make sure that title, zoning and building restrictions are all acceptable to your mortgage company. In certain circumstances, the mortgage company could refuse to advance funds. If you as the Seller are allowing the Buyer to assume your mortgage, you may still be responsible for payment of the mortgage, unless arrangements are made with your mortgage company.
6. CUSTOMARY COSTS: (Clause 15) In particular circumstances there may be additional costs, but the following costs are applicable in most circumstances:

Costs to be Borne by the Seller
Lawyer or Notary Fees and Expenses:
- attending to execution of documents.

Costs of clearing title, including:
- discharge fees charged by encumbrance holders,
- prepayment penalties.

Real Estate Commission.
Goods and Services Tax.

Costs to be Borne by the Buyer
Lawyer or Notary Fees and Expenses:
- searching title,
- investigating title,
- drafting documents,
- Land Title Registration fees.

Survey Certificate (if required).
Costs of Mortgage, including:
- mortgage company's Lawyer/Notary,
- appraisal (if applicable),
- Land Title Registration fees.

Fire Insurance Premium.
Sales Tax (if applicable).
Property Transfer Tax.
Goods and Services Tax.

7. RISK: (Clause 16) The Buyer should arrange for insurance to be effective on the earlier of the Completion Date or the date the Buyer pays the balance of the funds into trust. The Seller should maintain the Seller's insurance in effect until the later of the date the Seller receives the proceeds of sale, or the date the Seller vacates the property.
8. FORM OF CONTRACT: This Contract of Purchase and Sale is designed primarily for the purchase and sale of freehold residences. If your transaction involves:
   - a house or other building under construction
   - a business
   - a lease
   - other special circumstances

   additional provisions, not contained in this form, may be needed, and professional advice should be obtained. A Property Disclosure Statement completed by the Seller may be available.
9. ALTERNATE DISPUTE RESOLUTION: Parties to this contract may pursue alternate dispute resolution if a dispute arises after completion of the transaction. It is recommended that the parties first mediate the dispute. Failing agreement to mediate, or if the mediation fails, then disputes can be submitted to an Arbitration under the *Commercial Arbitration Act* (BC). BCREA member boards can provide guidance on the selection of mediation and arbitration services in your area.